MUNICIPAL  PARTNERS  FUND  II  INC.

November 21, 1995

To Our Shareholders:

We are pleased to supply this quarterly report to shareholders of Municipal Partners Fund II Inc. for the period ending September 30, 1995. Fixed-income securities achieved favorable returns for the third quarter sparked by a 25 basis point reduction in the federal funds rate by the Federal Reserve at the beginning of July. While expectations of further cuts by the Fed never materialized, mixed economic signals kept investor hopes alive and resulted in higher bond prices for the quarter. Municipal bonds achieved positive returns during the three-month period, supported by continued buying from property and casualty insurance companies and the reemergence of the individual investor.

The Fund participated in this year's rally as evidenced by its net asset value
(NAV) return of 3.10% for the third quarter and 22.24% return for the nine months ended September 30, 1995 (assuming the reinvestment of monthly dividends in additional shares of the Fund). The Fund had a closing NAV and market price per share of $12.79 and $10.75, respectively. The Fund paid a regular monthly common stock dividend of $0.059 per share during the quarter.

The tax-exempt market rally began with an influx of cash from July 1 redemptions and coupon payments. Investors used those funds to take advantage of the most attractive municipal yields versus Treasuries in almost a year. The market's momentum was sustained in August as renewed interest in municipals by individual investors, previously deterred by the higher returns in the stock market and concerns over flat tax, propelled the short and intermediate area of the yield curve. September's strong early gains eroded by month-end due to signs of an economic rebound. Added weight was placed on the market by political rhetoric suggesting that the U.S. government would default on its debt unless both the President and Congress agreed on a balanced budget plan by mid-November. (U.S. Treasury Secretary Rubin arranged financing so that the government did not default). These factors led investors and traders to sell municipals and lock in quarter-end profits.

As we approach year-end, concern about tax reform is likely to keep long maturity municipal bonds undervalued relative to Treasuries. Municipal bond new issue supply for the first nine months of 1995 was 18% below the similar period last year. Although an increase in the new issue supply is expected during the fourth quarter, we expect demand to keep pace with supply.

At September 30, 1995, the Fund's portfolio consisted of 47 issues in 22 different states with an average maturity of 18.3 years and an average coupon of 6.26%. Sector weightings emphasize housing, healthcare and transportation bonds.

The Fund held its annual meeting of shareholders on October 26, 1995. At the meeting, shareholders elected the nominee proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

 1.  ELECTION OF DIRECTOR (PREFERRED SHARES VOTING ONLY)
     ----------------------------------------------
     NOMINEE                 VOTES FOR     VOTES AGAINST
     ----------------------------------------------------
     Allan C. Hamilton          660              0

       RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT
 2.                    ACCOUNTANTS OF THE FUND
     ------------------------------------------------------------
     VOTES FOR     VOTES AGAINST     VOTES ABSTAINED     UNVOTED
     ------------------------------------------------------------
     4,712,739        118,906             70,486            0

MUNICIPAL  PARTNERS  FUND  II  INC.

You may have read in the press that Bayerische Vereinsbank AG has been having conversations with Oppenheimer Group, Inc., which could lead to the acquisition of that entity by this major German financial institution. Oppenheimer Group, Inc. is the parent of Advantage Advisers, Inc., the Fund's investment manager. Advantage Advisers believes that, in the event of such an acquisition, Advantage Advisers, Inc. will only be enhanced by the addition of the global resources added by this large institution.

Finally, we thank you for your support and confidence. We invite you to call with any questions or comments at 1-800-725-6666 or (212) 783-1301. In addition, a recorded periodic update that reviews the municipal debt market and contains specific information regarding the Fund and its portfolio, including top ten holdings and portfolio diversification, is available by calling 1-800-421-4777.

                                   Cordially,

/s/ MARK C. BIDERMAN                                /s/ MICHAEL S. HYLAND
--------------------                                ---------------------
Mark C. Biderman                                    Michael S. Hyland

Chairman of the Board                               President

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

September 30, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                        LONG-TERM INVESTMENTS -- 155.9%                     CREDIT RATING      (NOTE 2)
---------------------------------------------------------------------------------------------------------------
               ALASKA -- 13.1%
               Alaska State Housing Finance Corporation Collateralized Home
 $ 3,750       Mortgage Bonds, Subseries A-3, 5.85%, 6/01/25...................       Aaa/AAA       $  3,524,213
               Alaska State Housing Finance Corporation Insured Mortgage
   6,000       Program, 5.90%, 12/01/33........................................       Aa1/A+           5,662,260
               Valdez, Alaska Marine Terminal Revenue Refunding (BP Pipelines
     910       Inc. Project), 5.65%, 12/01/28..................................       A1/AA-             844,635
                                                                                                    ------------
                                                                                                      10,031,108
                                                                                                    ------------
               CALIFORNIA -- 18.1%
               California Educational Facilities Authority Revenue, Pooled
               College & University Financings (Pepperdine University), Series
   1,000       A, MBIA, 5.50%, 6/01/19.........................................       Aaa/AAA            940,740
               California Pollution Control Financing Authority, Pollution
               Control Revenue (Southern California Edison Company), Series B,
   3,600       6.40%, 12/01/24.................................................        A2/A+           3,651,912
               California State Public Works Board, Lease Revenue Refunding
   2,175       Bonds (Department of Corrections), Series A, 6.875%, 11/01/14...        A/A-            2,304,717
               California State Public Works Board, Lease Revenue Refunding
               Bonds (Various University of California Projects), 1993 Series
   2,900       A, 7.00%, 3/01/14...............................................        A/A-            3,096,591
               Los Angeles, California Department of Water & Power Electric
   1,000       Plant Revenue, Crossover Refunding, 5.25%, 11/15/26.............       Aa/AA-             882,030
               Los Angeles, California Department of Water & Power Waterworks
   2,250       Revenue, Crossover Refunding, 5.25%, 4/15/18....................        Aa/AA           2,032,538
               South Gate, California Public Financing Authority Tax Allocation
               Revenue (South Gate Redevelopment Project No. 1), AMBAC, 5.875%,
   1,000       9/01/24.........................................................       Aaa/AAA            996,490
                                                                                                    ------------
                                                                                                      13,905,018
               COLORADO -- 1.3%                                                                     ------------
               Colorado Health Facilities Authority Hospital Revenue (Rocky
               Mountain Adventist Healthcare Project), Series 1993, 6.625%,
   1,000       2/01/13.........................................................       Baa/BBB            997,330
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
----------------------------------------------------------------------------------------------------------------
               GEORGIA -- 1.1%
               Savannah, Georgia Hospital Authority Revenue Refunding &
 $   800       Improvement (Candler Hospital), 7.00%, 1/01/23..................      Baa/BBB+       $    808,551
                                                                                                    ------------
               ILLINOIS -- 26.5%
               Chicago Heights, Illinois General Obligation, Series A, FGIC,
   6,050       5.65%, 12/01/16.................................................       Aaa/AAA          5,839,581
               Chicago, Illinois O'Hare International Airport Special Facility
   3,500       Revenue (International Terminal), MBIA, 6.75%, 1/01/18..........       Aaa/AAA          3,629,325
               Illinois Health Facilities Authority Revenue (OSF Healthcare
   2,300       System), 6.00%, 11/15/23........................................        A1/A+           2,177,617
               Illinois Health Facilities Authority Revenue (Servantcor
   2,000       Project), 6.00%, 8/15/12........................................       Aaa/AAA          2,007,760
               Illinois Health Facilities Authority Revenue (South Suburban
   1,000       Hospital Project), 7.00%, 2/15/18...............................        NR/A            1,039,640
               Illinois Housing Development Authority, Series A, 6.00%,
   5,800       7/01/18.........................................................        A1/A+           5,686,552
                                                                                                    ------------
                                                                                                      20,380,475
                                                                                                    ------------
               INDIANA -- 3.8%
               Indiana Bond Bank Special Program (Sanitary District of the City
   2,850       of Gary, Indiana Project), Series B, 6.20%, 2/01/13.............        Baa/A           2,896,084
                                                                                                    ------------
               IOWA -- 4.4%
               Iowa Finance Authority Hospital Facility Revenue Refunding
   3,350       (Trinity Regional Hospital Project), 7.00%, 7/01/12.............       NR/BBB+          3,404,169
                                                                                                    ------------
               LOUISIANA -- 7.1%
               Louisiana Public Facilities Authority Hospital Revenue Refunding
   6,000       (Touro Infirmary Project), Series B, 6.125%, 8/15/23............       Baa/BBB          5,461,440
                                                                                                    ------------
               MASSACHUSETTS -- 6.0%
               Massachusetts State Health & Educational Facilities Authority
               Revenue (Dana Farber Cancer Project), Series G-1, 6.25%,
   1,000       12/01/22........................................................        A1/A              992,120
               Massachusetts State Water Resource Authority General Refunding,
   3,800       Series B, 5.50%, 3/01/17........................................         A/A            3,594,230
                                                                                                    ------------
                                                                                                       4,586,350
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
--------------------------------------------------------------------------------------------------------------
               NEBRASKA -- 4.2%
               Nebraska Higher Education Loan Program, Inc., Senior
 $ 3,115       Subordinated Bonds, 1993-2 Series A-5A, 6.65%, 6/01/08..........        Aa/NR        $  3,195,118
                                                                                                    ------------
               NEVADA -- 7.0%
               Clark County, Nevada Industrial Development Revenue Refunding
   3,000       (Nevada Power Project), AMBAC, 7.20%, 10/01/22..................       Aaa/AAA          3,337,920
               Clark County, Nevada Passenger Facility Revenue, (Macarran
   1,000       International Airport), MBIA, 5.75%, 7/01/23....................       Aaa/AAA            940,630
               Nevada Housing Division, Single-Family Program, Series C, AMBAC,
   1,100       6.35%, 10/01/12.................................................       Aaa/AAA          1,104,444
                                                                                                    ------------
                                                                                                       5,382,994
                                                                                                    ------------
               NEW JERSEY -- 1.4%
               New Jersey Economic Development Authority, Water Facilities
               Revenue (New Jersey American Water Co., Inc. Project), FGIC,
   1,000       6.875%, 11/01/34................................................       Aaa/AAA          1,063,370
               NEW YORK -- 16.5%                                                                    ------------
               Battery Park City Authority, New York Housing Revenue, Series A,
   2,500       5.75%, 6/01/23..................................................       NR/AAA           2,354,925
               Metropolitan Transportation Authority, New York (Transit
   2,500       Facilities), Series O, MBIA, 6.375%, 7/01/20....................       Aaa/AAA          2,605,400
               Port Authority of New York & New Jersey Construction,
   4,400       Ninety-Sixth Series, FGIC, 6.60%, 10/01/23......................       Aaa/AAA          4,626,204
               The City of New York, General Obligation Bonds, Fiscal 1994
   3,000       Series B, Subseries B-1, 7.00%, 8/15/16.........................      Baa1/BBB+         3,124,860
                                                                                                    ------------
                                                                                                      12,711,389
                                                                                                    ------------
               OHIO -- 8.5%
               Ohio State Water Development Authority Solid Waste Disposal
   3,300       Revenue (North Star BHP Broken Hill Project), 6.45%, 9/01/20....        A2/A            3,302,442
               The Student Loan Funding Corporation, Cincinnati, Ohio, Series
   3,250       1993B, 6.20%, 8/01/12...........................................        A/NR            3,249,610
                                                                                                    ------------
                                                                                                       6,552,052
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
----------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA -- 6.3%
               Monroeville Hospital Authority Hospital Revenue (Forbes Health
 $ 2,490       System), 7.00%, 10/01/13........................................      Baa1/BBB+      $  2,523,067
               Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority Revenue (Graduate Health System), Series A,
   2,425       6.25%, 7/01/13..................................................      Baa1/BBB+         2,319,610
                                                                                                    ------------
                                                                                                       4,842,677
               RHODE ISLAND -- 4.7%                                                                 ------------
               Rhode Island Convention Center Authority Revenue, 1993 Series A,
   3,800       AMBAC, 5.75%, 5/15/27...........................................       Aaa/AAA          3,644,998
                                                                                                    ------------
               TENNESSEE -- 6.4%
               Memphis-Shelby County Airport Authority, Airport Revenue
   3,000       Refunding, Series 1993B, MBIA, 5.50%, 2/15/12...................       Aaa/AAA          2,880,930
               The Industrial Development Board of Humphreys County, Tennessee
   1,950       (E.I. du Pont de Nemours and Company Project), 6.70%, 5/01/24...       Aa3/AA-          2,023,183
                                                                                                    ------------
                                                                                                       4,904,113
               TEXAS -- 10.4%                                                                       ------------
               Austin, Texas Airport System Revenue, Series A, MBIA, 6.20%,
   1,500       11/15/15........................................................       Aaa/AAA          1,504,920
               Matagorda County Navigation District No. 1 (Texas) Pollution
               Control Revenue Refunding (Central Power & Light Company
   3,800       Project), 6.00%, 7/01/28........................................        A3/A-           3,745,964
               Port Corpus Christi Authority Texas Nueces County Pollution
               Control Revenue (Hoechst Celanese Corporate Project), 6.875%,
   2,665       4/01/17.........................................................        A2/A+           2,784,259
                                                                                                    ------------
                                                                                                       8,035,143
               VIRGINIA -- 4.2%                                                                     ------------
               Fairfax County, Virginia Economic Development Authority Lease
   2,000       Revenue (Government Center Properties), 5.50%, 5/15/18..........        Aa/AA           1,895,840
               Virginia State Housing Development Authority, Commonwealth
   1,300       Mortgage, Subseries I-1, 6.55%, 7/01/17.........................       Aa1/AA+          1,310,426
                                                                                                    ------------
                                                                                                       3,206,266
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

September 30, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONCLUDED)                    CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
               WASHINGTON -- 0.2%
               Public Utility District No. 1 of Snohomish County, Washington
 $   200       Generation System Revenue, Series B, 5.80%, 1/01/24.............        A1/A+        $    189,118
                                                                                                    ------------
               WEST VIRGINIA -- 2.1%
               West Virginia State Water Development Authority, Loan Program
   1,555       II, Series A, 7.00%, 11/01/31...................................       NR/BBB+          1,618,040
                                                                                                    ------------
               WYOMING -- 2.6%
               Wyoming Community Development Authority Housing Revenue, Series
   2,000       1, 6.10%, 12/01/14..............................................        Aa/AA           1,984,140
                                                                                                    ------------
               TOTAL LONG-TERM INVESTMENTS (cost $119,777,145).................                      119,799,943
                                                                                                    ------------
               OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.7%...................                        2,044,201
                                                                                                    ------------
               TOTAL NET ASSETS -- 158.6%......................................                      121,844,144
                                                                                                    ------------
               Par value of 900 shares of preferred stock at $50,000 per share
               (Note 5) -- (58.6%).............................................                      (45,000,000)
                                                                                                    ------------
               NET ASSETS APPLICABLE TO COMMON STOCK -- 100%
               (equivalent to $12.79 per share on 6,007,094 common shares
               outstanding)....................................................                     $ 76,844,144
                                                                                                    ------------

--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

AMBAC -- Insured as to principal and interest by the AMBAC Indemnity
         Corporation.

FGIC  -- Insured as to principal and interest by the Financial Guaranty
         Insurance Company.

MBIA  -- Insured as to principal and interest by the Municipal Bond Investors
         Assurance Corporation.

NR    -- Not rated by Moody's or S&P as indicated.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995 (unaudited)

ASSETS
Investments, at value (cost -- $119,777,145)..................................................   $119,799,943
Cash..........................................................................................          4,044
Interest receivable...........................................................................      2,139,031
Unamortized organization expenses (Note 2)....................................................         48,124
Prepaid expenses..............................................................................         28,640
                                                                                                 ------------
        Total assets..........................................................................    122,019,782
                                                                                                 ------------
LIABILITIES
Accrued management fee (Note 3)...............................................................         60,098
Accrued legal fee.............................................................................         34,419
Accrued shareholder annual meeting expense....................................................         27,024
Accrued printing and mailing fees.............................................................         25,179
Accrued audit and tax return preparation fees.................................................         19,935
Other accrued expenses........................................................................          8,983
                                                                                                 ------------
        Total liabilities.....................................................................        175,638
                                                                                                 ------------
NET ASSETS
Preferred Stock (Note 5)......................................................................     45,000,000
Common Stock ($.001 par value, authorized 100,000,000; 6,007,094 shares outstanding)..........          6,007
Additional paid-in capital....................................................................     83,244,145
Undistributed net investment income...........................................................        154,679
Accumulated realized loss on investments......................................................     (6,583,485)
Net unrealized appreciation on investments....................................................         22,798
                                                                                                 ------------
        Net assets............................................................................   $121,844,144
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Three Months Ended September 30, 1995 (unaudited)

INVESTMENT INCOME
    INCOME
        Interest (includes net premium amortization of $6,906)...................................    $1,868,762
    OPERATING EXPENSES
        Management fee (Note 3).......................................................   $182,797
        Auction agent fee.............................................................     28,753
        Audit and tax services........................................................     17,896
        Legal.........................................................................     12,603
        Custodian.....................................................................      7,447
        Printing......................................................................      7,435
        Directors' fees and expenses (Note 3).........................................      6,553
        Amortization of deferred organization expenses (Note 2).......................      5,308
        Shareholder annual meeting....................................................      5,060
        Transfer agent................................................................      4,436
        Listing fee...................................................................      4,076
        Other.........................................................................      8,700
                                                                                         --------
            Total operating expenses.............................................................       291,064
                                                                                                     ----------
    Net investment income........................................................................     1,577,698
                                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments.............................................................      (610,688)

    Change in Net Unrealized Appreciation (Depreciation) on Investments..........................     1,859,968
                                                                                                     ----------
    Net realized loss and change in net unrealized appreciation (depreciation) on investments....     1,249,280
                                                                                                     ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS...................................................    $2,826,978
                                                                                                     ----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE THREE
                                                                              MONTHS ENDED
                                                                           SEPTEMBER 30, 1995      FOR THE YEAR ENDED
                                                                              (UNAUDITED)            JUNE 30, 1995
    ------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...............................................      $  1,577,698            $     6,418,938
    Net realized loss on investments....................................          (610,688)                (3,960,676)
    Change in net unrealized appreciation (depreciation) on
      investments.......................................................         1,859,968                  7,374,853
                                                                              ------------               ------------
    Net increase in net assets from operations..........................         2,826,978                  9,833,115
DIVIDENDS
    To common shareholders from net investment income...................        (1,063,255)                (4,739,597)
    To preferred shareholders from net investment income................          (460,770)                (1,774,225)
                                                                              ------------               ------------
                                                                                (1,524,025)                (6,513,822)
                                                                              ------------               ------------
    Total increase in net assets........................................         1,302,953                  3,319,293
                                                                              ------------               ------------
NET ASSETS
    Beginning of period.................................................       120,541,191                117,221,898
                                                                              ------------               ------------
    End of period (includes undistributed net investment income of
      $154,679 and $101,006, respectively)..............................      $121,844,144            $   120,541,191
                                                                              ------------               ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Three Months Ended September 30, 1995 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from sales of portfolio investments..............................................   $ 11,336,233
    Purchases of portfolio securities.........................................................    (12,029,278)
    Net sales of short-term investments.......................................................        600,000
                                                                                                 ------------
                                                                                                      (93,045)
    Net investment income.....................................................................      1,577,698
    Amortization of net premium on investments................................................          6,906
    Amortization of organization expenses.....................................................          5,308
    Net change in receivables/payables related to operations..................................          1,689
                                                                                                 ------------
        Net cash provided by operating activities.............................................      1,498,556
                                                                                                 ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid...............................................................     (1,063,255)
    Preferred stock dividends paid............................................................       (460,770)
                                                                                                 ------------
        Net cash used by financing activities.................................................     (1,524,025)
                                                                                                 ------------
Net decrease in cash..........................................................................        (25,469)
Cash at beginning of period...................................................................         29,513
                                                                                                 ------------
CASH AT END OF PERIOD.........................................................................   $      4,044
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION AND COMMON STOCK OFFERING

Municipal Partners Fund II Inc. (the "Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (see Note 5).

The Fund had no transactions until July 19, 1993 when it sold 7,094 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Salomon Brothers Asset Management Inc (the "Investment Adviser") for an aggregate purchase price of $100,025. On July 30, 1993, the Fund sold 5,500,000 shares of common stock in its initial public offering and received proceeds of $77,116,577 after deducting offering expenditures and underwriting commissions. Offering expenditures amounted to $433,423 and have been charged to additional paid-in capital. Underwriting commissions paid to underwriters, including Salomon Brothers Inc ("SBI") and Oppenheimer, amounted to $4,950,000. On September 9, 1993 an additional 500,000 common shares were issued by the underwriters pursuant to their over-allotment option at the original offering price of $15.00 per share. This resulted in a $7,050,000 increase in the Fund's net assets after deducting the underwriters' discount paid to underwriters, including SBI and Oppenheimer, of $450,000. Total underwriting commissions paid to SBI and Oppenheimer amounted to $114,748 and $2,523,878, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION.   Tax-exempt securities are valued by independent pricing
services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends and
distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $93,817
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of SBI, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each board and audit committee meeting, $700 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments for the three months ended September 30, 1995, aggregated $11,099,665 and $11,336,233, respectively. At June 30, 1995, the Fund had a net capital loss carryover of approximately $3,732,000, of which $29,216 will be available through June 30, 2002, and approximately $3,703,000 will be available through June 30, 2003 to offset future capital gains to the extent provided by federal income tax regulations.

For federal income tax purposes, realized losses incurred after October 31, 1994, but within the fiscal year ended June 30, 1995, are deemed to arise on the first business day of the following fiscal year. The fund incurred and elected to defer such losses of approximately $2,241,000.

The federal income tax cost basis of the fund's investments at September 30, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,095,582 and $2,072,784, respectively, resulting in net unrealized appreciation of $22,798.

NOTE 5. PREFERRED STOCK

On October 1, 1993, the Fund closed its public offering of 900 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. This resulted in a $43,983,550 increase in the Fund's net assets after deducting offering costs and underwriting commissions. Offering costs amounted to $228,950 and underwriting commissions paid to SBI and Oppenheimer amounted to $787,500. Offering costs and underwriting commissions incurred in connection with the Preferred Shares offering have been charged to additional paid-in capital.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the three months ended September 30, 1995 ranged from 3.84% to 4.05%. The weighted average dividend rate for the three months ended September 30, 1995 was 4.007%. The Board of Directors designated the dividend period commencing September 12, 1995 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on September 11, 1995 remains in effect through December 11, 1995 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.84%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

NOTE 6. COMMON STOCK DIVIDENDS SUBSEQUENT TO SEPTEMBER 30, 1995

On October 2 and November 1, 1995, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.059 per share, payable on October 31 and November 30, 1995 to shareholders of record on October 12 and November 13, 1995, respectively.

MUNICIPAL  PARTNERS  FUND  II  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                THREE MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,                       PERIOD ENDED
                                                                    1995          YEAR ENDED          JUNE 30,
                                                                 (UNAUDITED)     JUNE 30, 1995         1994(a)
-----------------------------------------------------------------------------------------------------------------
Net investment income........................................           $.26             $1.07               $.89
Net realized loss and change in net unrealized appreciation
  (depreciation).............................................            .21               .57              (1.87)
                                                                -------------    -------------      -------------
    Total from investment operations.........................            .47              1.64               (.98)
Dividends to common shareholders from net investment
  income.....................................................           (.18)             (.79)              (.69)
Dividends to preferred shareholders from net investment
  income.....................................................           (.08)             (.29)              (.17)
Offering costs on issuance of common and preferred shares....             --                --               (.24)
                                                                -------------    -------------      -------------
    Net increase (decrease) in net asset value...............            .21               .56              (2.08)
Net asset value, beginning of period.........................          12.58             12.02              14.10
                                                                -------------    -------------      -------------
Net asset value, end of period...............................         $12.79            $12.58             $12.02
                                                                -------------    -------------      -------------
Per share market value, end of period........................         $10.75            $10.75             $11.25
Total investment return based on market price per share(c)...          1.67%             2.97%            (15.92%)(b)
Ratios to average net assets of common shareholders(d):
    Operating expenses.......................................          1.52%(e)          1.50%              1.45%(e)
    Net investment income before preferred stock dividends...          8.22%(e)          8.99%              7.22%(e)
    Preferred stock dividends................................          2.40%(e)          2.48%              1.67%(e)
    Net investment income available to common shareholders...          5.82%(e)          6.51%              5.55%(e)
    Net assets of common shareholders, end of period.........    $76,844,144      $ 75,541,191       $ 72,221,898
    Preferred stock outstanding, end of period...............    $45,000,000      $ 45,000,000       $ 45,000,000
    Portfolio turnover rate..................................             9%               24%                50%

--------------------------------------------------------------------------------

(a) For the period July 30, 1993 (commencement of investment operations) through June 30, 1994.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $11.25 per share.

(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. This calculation is not annualized.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends applicable to both common and preferred stock relative to the average net assets of common shares.

(e) Annualized.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                        NET REALIZED GAIN
                                                                                        (LOSS) & CHANGE IN
                                                                                          NET UNREALIZED
                                                                    NET INVESTMENT         APPRECIATION
                                                                        INCOME            (DEPRECIATION)
                                                                   ----------------    --------------------
                                                                               PER                    PER
                        QUARTER ENDED*                             TOTAL       SHARE    TOTAL        SHARE
-----------------------------------------------------------------------------------------------------------
September 30, 1993**..........................................     $  632      $.10    $  2,669      $  .44
December 31, 1993.............................................      1,566       .26        (704)       (.11)
March 31, 1994................................................      1,587       .27     (11,652)      (1.94)
June 30, 1994.................................................      1,546       .26      (1,537)       (.26)
September 30, 1994............................................      1,635       .27      (2,062)       (.34)
December 31, 1994.............................................      1,582       .27      (4,312)       (.72)
March 31, 1995................................................      1,590       .26       8,355        1.39
June 30, 1995.................................................      1,612       .27       1,433         .24
September 30, 1995............................................      1,578       .26       1,249         .21

--------------------------------------------------------------------------------

 * Totals expressed in thousands of dollars except per share amounts.

** For the period July 30, 1993 (commencement of investment operations) through September 30, 1993.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN
      Chairman of the Board; Managing Director, Oppenheimer & Co., Inc. Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      President; Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN
      General Partner
      R.L.R. Partners

---------
OFFICERS

MICHAEL S. HYLAND
      President

MARYBETH WHYTE
      Executive Vice President

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary

ROBERT I. KLEINBERG
      Assistant Secretary

-------------------------------------------
MUNICIPAL PARTNERS FUND II INC.
      7 World Trade Center
      New York, New York 10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

   STATE STREET BANK AND TRUST COMPANY                                                               ------------------
   P.O. BOX 8200                                                                                     BULK RATE
   BOSTON, MASSACHUSETTS 02266-8200                                                                  U.S. POSTAGE
                                                                                                     PAID
                                                                                                     S. HACKENSACK, NJ
                                                                                                     PERMIT NO.
                                                                                                     750
                                                                                                     ------------------

          ----------------------------------------------------------------------
                                                  MUNICIPAL PARTNERS

                                                  FUND II INC.




                                                  INTERIM REPORT

                                                  SEPTEMBER 30, 1995